UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 27, 2004

                             STANDARD PACIFIC CORP.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-10959                   33-0475989
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

         15326 Alton Parkway
          Irvine, California                                        92618
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (949) 789-1600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition

      On October 27, 2004, Standard Pacific Corp. issued a press release announcing financial results for the quarter ended September 30, 2004 (the "Press Release"). Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Press Release.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2004

                                                   STANDARD PACIFIC CORP.

                                                   By: /s/ Andrew H. Parnes
                                                       -------------------------
                                                       Andrew H. Parnes
                                                       Executive Vice President-
                                                       Finance & Chief Financial
                                                       Officer

                                  EXHIBIT INDEX

Exhibit Number                              Description

    99.1 Press Release announcing financial results for the quarter ended September 30, 2004.